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                                                                   EXHIBIT 10(1)

                                PROMISSORY NOTE


US$250,000.00

         FOR VALUE RECEIVED, the undersigned, Mountaineer Park, Inc., a West Virginia corporation (the "Maker"), promises to pay AstraFund, Ltd., a Cayman Islands, BWI corporation along with each subsequent holder or holders of this Note (the "Holder"), the sum of Two Hundred Fifty Thousand Dollars (US$250,000.00) on or before 1 July, 1996.

         All payments on account hereof shall be made to AstraFund, Ltd., c/o Cliff R. Bodden, Managing Director, at Trafalgar Square, West Bay Road, Box 31450 SMB, Grand Cayman, Cayman Islands, British West Indies, or such other place as the Holder may designate in writing delivered or mailed to the Maker.

         The whole of the amount of this Note shall become immediately due and payable, without notice, at the option of the Holder hereof, in case of an Event of Default, as hereinafter defined, notice of the exercise of such option being hereby waived. As used in this Note, an Event of Default shall be (i) the failure of the Maker to make payment in account hereof within 10 days after demand by Holder by the terms hereof, (ii) an assignment by maker for the benefit of its creditors, or a subsequent part of Maker's assets are subjected to lien by reason of failure to pay debt, or maker applies for relief under any provision of the United States Bankruptcy Code or any other law for the protection of creditors, or Maker is otherwise declared bankrupt or insolvent, or (iii) the breach by Maker of any of the representations contained in the paragraph next following, then in each and every such case, the balance shall become immediately due and payable without demand or notice, at the option of the Holder hereof.

         Maker represents the (i) first deed of trust currently held by Bennett Management & Development Corporation ("BM&DC") to secure the Maker's outstanding US$10,200,000.00 construction loan from BM&DC, constitutes the sole deed of trust on Mountaineer Race Track & Resort, (ii) Maker shall pledge no security interest in Mountaineer Race Track & Resort in excess of US$10,200,000.00 without first paying Holder the balance of this Note, and (iii) Maker shall not sell or otherwise dispose of Mountaineer Race Track & Resort, or real property described on Exhibit "A" attached hereto and made a part hereof, unless the Holder is paid in full.

         In the event that the Holder for any reason shall deem it necessary to refer this Note to an attorney for enforcement of any rights hereunder, by suit or otherwise, reasonable attorney's fees, together with all costs and expenses of such action, shall be a part of the obligations of the Maker and the Holder may take judgment for all such amounts. Maker may prepay the full amount due hereon, at any time, without penalty.

         All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally by overnight or second day courier, or by registered or certified mail, return receipt requested, properly addressed and postage prepaid, as follows:
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         If to Holder:                          If to Maker:

         AstraFund, Ltd.                        Mountaineer Race Track & Resort
         Attention:  Cliff R. Bodden            Attention:  Edson R. Arneault
         Trafalgar Place                        State Route 2 South
         West Bay Road, Box 31450 SMB           Post Office Box 358
         Grand Cayman, Cayman Islands           Chester, West Virginia
         British West Indies                    United States of America
         (809) 945-3880                         (304) 387-2400

         The date notice shall be deemed given is the date of receipt of such notice except in the case of an addressee's refusal to accept delivery or in the case of a change of address of which no notice was properly provided. In either such case, notice shall be deemed given upon the date it is sent to the last known address. Notice of a change of address shall become effective, if sent in the manner set forth above.

         This Note shall be assignable, and Maker, for itself, its heirs, legal representatives, successors and assigns, respectively, expressly waives presentment for payment, notice of dishonor, protest, notice of protest, all other notices (except as expressly provided herein) and diligence in collection, and consents that the time for said payment or any part thereof may be extended by the Holder without in any way modifying, altering, releasing, affecting, or limiting their respective liabilities.

         Any and all amounts to be paid hereunder shall be paid in good funds, without setoff, counter claim or deduction. All amounts payable hereunder are payable in the lawful money of the United States of America.

         This Note shall be governed, as to usury, by the laws of the Cayman Islands, BWI and as to other matters by the laws of the State of West Virginia. The Maker consents to the jurisdiction of the courts of the Cayman Islands, BWI, as to matters involving usury and to the federal courts of the State of West Virginia for other matters and waives all defenses of forum non conveniens, lack of venue, or personal jurisdiction with respect to any action brought on this
Note in such courts.

         This Note shall be binding upon the Maker and its heirs, executors, administrators, personal representatives, successors and assigns and shall inure to the benefit of the Holder and heirs, executors, administrators, personal representatives, successors and assigns.

         Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

         This Note shall not be modified, and no terms of this Note shall be waived except by a written instrument signed by the Maker and the Holder.

         The term "Maker" as used in this Note shall mean and have reference to, collectively, all parties and each of them directly or indirectly obligated for the indebtedness evidenced by this Note, whether as principal maker, endorser, grantor, or
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otherwise, together with their respective heirs, administrators, legal representatives, successors and assigns of each of the foregoing.

         Failure to exercise any of the foregoing options contained in this Note shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to any other event. The acceptance by Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time a full payment is due shall not constitute a waiver of the right to exercise any of the foregoing options contained in this Note at that time or any subsequent time or nullify any prior exercise of any such option without the express written consent of Holder.

         MAKER AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING, BUT NOT LIMITED TO, ANY CLAIMS, CROSS-CLAIMS AND THIRD PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREIN. MAKER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE HOLDER OR THE HOLDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. MAKER ACKNOWLEDGES THAT THE HOLDER HAS BEEN INDUCED TO ENTER INTO THIS LOAN, INCLUDING THIS NOTE, BY INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

         IN WITNESS WHEREOF, in the State of West Virginia, this Note has been executed and delivered by the Maker as of the day and year hereinabove set forth.

                                            MAKER:

                                            MOUNTAINEER PARK, INC.,
                                            a West Virginia corporation



                                            By:    /s/ Edson R. Arneault
                                                 -------------------------------
                                                   Edson R. Arneault, President